Capital management	12 Months Ended
Dec. 31, 2024
Capital Management
Capital management

34.	Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

The Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total loans (including ‘current and non-current loans’ as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated balance sheet plus net debt.

The Group’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital at reasonable cost.

The debt to capital ratios as of December 31, 2024 and 2023 were as follows:

	As of	As of
	December 31, 2024	December 31, 2023
Total borrowings	$10,037,520	$7,945,127
Less: Cash and cash equivalents	(649,106)	(559,462)
Net debt	9,388,414	7,385,665
Total equity	12,999,263	11,852,248
Total capital	$22,387,677	$19,237,913
Gearing ratio	42%	38%